Filed Pursuant to Rule 497(a)

File No. 333-275154

Filed Pursuant to Section 24(b)

File No. 811-23913

Rule 482 ad

Big news from Figure and Solana today! We’re bringing $YLDS to Solana and unlocking real RWA utility for DeFi. The move enables $YLDS to deliver fiat on/off ramp capabilities and a yielding stablecoin to the Solana ecosystem. More broadly, it sets the stage for Solana-native Figure RWA applications.

Read more here: https://www.figure.com/newsroom/announcement/figure-brings-ylds-to-solana-unlocking-real-rwa-utility-for-defi/